Exhibit 99.1

Corporate Presentation FEBRUARY 24, 2025

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 2 THIS OPERATING AND FINANCIAL DATA SHOULD BE READ IN CONNECTION WITH OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2024. Statements made in this presentation may be forward-looking statements within the mean-ing of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-look-ing statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be iden-tified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “ex-pect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materi-ally from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regard-ing Forward-Looking Statements” and “Risk Factors” in our annual reports on Form 10-K, as may be supplemented or amended by our quarterly reports on Form 10-Q, which are incorpo-rated herein by reference. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. Forward-Looking Statements Forward-Looking Statements

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 3 Our Vision To continuously innovate and transform residential living by creating exceptional spaces where residents thrive and feel truly at home, while positively impacting the communities we serve. Our Mission To deliver comprehensive residential solutions that blend luxury, energy efficiency and thoughtful design. Through our commitment to excellence in development and management, we create lasting value for our residents while fostering vibrant, connected communities. Overview

Veris At-A-Glance CORPORATE PRESENTATION, FEBRUARY 24, 2025 Overview | 4 94.0%1,2 OCCUPANCY RATE $388,000 1.6%1 AVERAGE HOUSEHOLD INCOME PER UNIT BLENDED NET RENTAL GROWTH RATE 9 Years 7,621 AVERAGE AGE OF PROPERTY APARTMENT UNITS 1. Average as of February 20, 2025. 2. 95.3% excluding Liberty Towers. 6.9% 2024 NOI GROWTH 22 RESIDENTIAL BUILDINGS 12.9% AV E R A G E R E N T-TO-I N C O M E RATIO

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 5 Peer-Leading 2024 Results Overview HIGHLIGHTS • 13% increase in Core FFO YOY and 36% increase from 2022 • 6.9% increase in Same Store NOI • 4.0% Blended Net Rental Growth Rate • 160 basis-point improvement in operating margin • $223 million of non-strategic asset sales • $526 million of mortgages refinanced • ~60% increase in dividend on an annualized basis YOY Change Q4 Full Year Core FFO per Share $0.11 $0.60 Same Store Revenue Growth 4.1% 5.4% Same Store Expense Growth (1.8%) 2.5% Same Store NOI Growth 7.3% 6.9% Same Store Blended Growth Rate 0.5% 4.0% 2024 Asset Sales $223M Net Debt Reduction YOY $156M STRONG FINANCIAL AND OPERATING PERFORMANCE Leverage Reduced by ~1/3, or Approx. 6x, During the Past 3 Years 36% Earnings Growth Since 2022 Veris Core FFO +20% $0.30 $0.35 $0.40 $0.45 $0.50 $0.55 $0.60 $0.65 VERIS CORE FFO PER SHARE (ANNUAL) 2022 2023 2024 $0.44 $0.53 $0.60 +13% VERIS NET DEBT / EBIDTA Note: Net debt in 2021 and 2022 includes Rockpoint’s preferred equity ($400M) 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x 18.0x 17.3x 15.5x 11.9x 11.7x Q4 2021 Q4 2022 Q4 2023 Q4 2024 Veris Net Debt / EBIDTA Based on Veris results compared to average peer data

2025 Corporate Plan

Capital Allocation

MONETIZING SELECT ASSETS TO CRYSTALLIZE VALUE AND REDUCE LEVERAGE

- Targeting land bank, JV's and select multifamily assets where we believe we will be able to crystallize values at or near NAV
- Investing in value-enhancing Capex programs across our portfolio
- Repurchasing stock to take advantage of disconnect between share price and intrinsic value of Company

Platform Optimization

ENHANCING OUR PORTFOLIO AND HIGHLY SCALABLE PLATFORM TO DRIVE NOI GROWTH

- Centralized leasing & operations, including hybrid-style, "floating" leasing team and area-focused maintenance team in Jersey City
- Technology & AI tools enabling prospect and resident interactions while increasing productivity of corporate teams
- Elevated resident experience driven by our best-in-class teams and unmatched programs and initiatives

We have identified $300-500 million of assets that we intend to sell in the next 12-24 months, enhancing our earnings while reducing leverage to below 9x Net Debt-to-EBITDA.

V. CORPORATE PRESENTATION, FEBRUARY 24, 2025

Overview | 6

CORPORATE PRESENTATION, FEBRUARY 24, 2025 Overview | 7 2025 Guidance 2025 Guidance Ranges Low High Same Store Revenue Growth 2.1% 2.7% Same Store Expense Growth 2.6% 3.0% Same Store NOI Growth 1.7% 2.7% Core FFO per Share $0.61 $0.63 Core FFO per Share (% Growth) 2% 5% Note: Please refer to this Corporate Presentations and our supplementary filings for the year ended December 31, 2024, for details about NOI, Core FFO and the Company’s 2025 guidance.

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 8 Our Vision Our Vision

veris

"Location is great, amenities are clean and staff is amazing! Such and beautiful and fun place to live!"

SOHO LOFTS, GOOGLE

Excellence Always

86.69	62.17
VERIS RESIDENTIAL ORA SCORE	**NATIONAL AVERAGE ORA SCORE**
As of January 2025	As of January 2025

Average Property Google Review

"Haus25 is exceptional across the board. The apartments are lovely, the amenities top notch, and the staff are warm and helpful. Laura in the leasing office is the best! Highly recommend renting here."

HAUS25 RESIDENT, FACEBOOK

V. CORPORATE PRESENTATION, FEBRUARY 24, 2025

Our Vision | 9

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 10 Our Competitive Advantage Class A Portfolio Newest Portfolio | Unparalleled Amenity Offering Highest Average Rent & Growth Rate Desirable Northeast Markets with Limited New Supply Leading Operating Platform Vertically Integrated & Highly Scalable | Customer Experience Focused Innovative Use of Technology & AI Significant Capital Allocation Opportunities to Drive Growth Unconsolidated Joint Ventures | Landbank | Value-Add Programs Experienced Team Management with Proven Track Record Seasoned Board | Best-in-Class Governance Focused on the Creation and Crystallization of Shareholder Value Our Vision

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 11 A Highly Desirable Class A Portfolio Commanding the Highest Rents AV E R A G E R E N T-P E R-H O M E 8.4% 5.5% Rental Growth Outpacing Peers VERIS PEERS R E N T-P E R-H O M E (CAGR 2021-2024) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Our Vision $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Veris Average Peer Average 30% 40%

IN LINE WITH PEER AVERAGE Operating Margin Veris Residential Multifamily Public Peer Average 2022 2023 2024 15% 17% 19% 21% 23% 25% 2021 19.5% 17.7% 2024 Veris Residential Multifamily Public Peers Controllable Expenses Peer Average CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 12 10% 20% 30% 40% 50% 60% 70% 80% Tangible Improvement in Operating Margin & Controllable Expenses Our Vision 0%

Liberty Towers Value-Add

RENOVATE, REBRAND, REPOSITION

~$30 Million	18%
INVESTMENT	ESTIMATED ROI

$0.06/Share

CORE FFO ACCRETION AT COMPLETION

APARTMENT RENOVATIONS

- Kitchens include modern cabinetry, quartz countertops, stainless steel appliances and more
- Bathrooms include new vanities, porcelain floors and shower tiles, chrome bathroom accessories, low-flow plumbing fixtures and more
- New LED lights, ELFA closet systems, PTHP units, roller shades and more

8TH FLOOR AMENITY CORE RENOVATIONS

- New co-working spaces and private work pods
- Updated social spaces with designer furnishings and contemporary finishes

REPOSITION & REBRAND OF BUILDING

- Elevated market position through upscale enhancements


NEW UNITS


ADDED WORKPODS

V. CORPORATE PRESENTATION, FEBRUARY 24, 2025

Our Vision | 13

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 14 Liberty Towers’ Amenities Before & After Our Vision Before Same Spaces After

Before Same Spaces After CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 15 AFTER Liberty Towers’ Units Before & After Our Vision

Portside Value-Add

PLANNED UNIT & BUILDING RENOVATIONS

~$1.5 Million	15%
INVESTMENT	ESTIMATED ROI

PLANNED UNIT RENOVATIONS

- New washer/dryers, dishwashers, microwaves, kitchen faucets and kitchen backsplashes
- New LED lights, chrome bathroom accessories and updated shower trim kit

PLANNED BUILDING RENOVATIONS

- Upgraded fitness center featuring state-of-the art equipment
- Modernized corridor finishes and lighting



CURRENT UNITS SLATED FOR RENOVATIONS

V. CORPORATE PRESENTATION, FEBRUARY 24, 2025

Our Vision | 16

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 17 Overview of Our Land Bank HARBORSIDE 8 Jersey City, NJ PI SOUTH, BLDG 2 Weehawken, NJ WALL TOWNSHIP LAND Monmouth County, NJ 3,775 Units FOR POTENTIAL DEVELOPMENT ~$180 Million LAND BANK VALUE $135 Million UNDER REVIEW $45 Million UNDER BINDING CONTRACT 2,351 Units NJ WATERFRONT 737 Units MASSACHUSETTS 687 Units OTHER CORE MARKET Under Review Under Binding Contract PI SOUTH, RIVERBEND 1 West North York, NJ PI NORTH, BLDG 6 West North York, NJ 1633 LITTLETON Parsippany, NJ UPTON PARCEL Short Hills, NJ 1 WATER STREET White Plains, NY OVERLOOK 1 Revere, MA OVERLOOK 15 Revere, MA OVERLOOK 14A Malden, MA OVERLOOK 13 Malden, MA OVERLOOK 14B Malden, MA HARBORSIDE 9 Jersey City, NJ The unit count and land value represented above are as of February 18, 2025, which reflects the sale of 65 Livingston in January 2025. Our Vision

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 18 Introducing Our Vision Technology without people is just circuits and code—but people partnered with technology forms the foundation for sustainable value creation. Prism, powered by people + tech, is our overarching approach to purposeful technology implementation, focused on solutions that drive measurable returns rather than innovation for innovation’s sake. We use technology to amplify our human talent, transforming operational friction points into opportunities while ensuring our technology evolves with the needs of our communities and the residents who inhabit them.

Our Onsite Technology Solutions

DYNAMIC PRICING INTELLIGENCE
Dynamic revenue management leveraging real-time analytics to optimize unit pricing and maximize value.

VIRTUAL LEASING AGENT & RESIDENT ASSISTANT
A conversational AI offering human-like responses when scheduling tours, providing instructions, managing maintenance requests, addressing delinquencies and sending follow-ups to residents and prospects.

VIRTUAL & SELF-GUIDED TOURS
Self-guided onsite tours and comprehensive virtual tours of apartments, amenities and common areas for seamless property exploration.

RESIDENT MOBILE APP
Self-service app allowing residents to pay rent, reserve amenities, submit maintenance requests and communicate with staff.

RENT PAYMENT PLATFORM & RESIDENT REWARDS
Loyalty program enabling renters to earn points on rent payments with points redeemable toward future rent payments, shopping, airline miles, hotel points and more.

PROPERTY MANAGEMENT SYSTEM
Comprehensive management of property operations, streamlining workflows for leasing, resident transitions, maintenance, purchasing and communications.

SUSTAINABLE UPGRADES
Various sustainable technologies that improve energy efficiency and the resident experience, including EV Chargers, smart thermostats, LED lighting, Hydropanels, Energy Star® Appliances and more.

V. CORPORATE PRESENTATION, FEBRUARY 24, 2025
Our Vision | 19

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 20 Prospect Experience Our Vision As an industry average, 33% of emails are missed without AI assistance. PROSPECT REACHES OUT TO US AI EMAIL FOLLOWS-UP VIA EMAIL • Creates Guest Cards • Answers All Questions • Books Tours • Sends Tour Confirmation • Reschedules No-Shows • Post-Tour Thank You with Application link 54% of leads come in after hours AI CHAT HAND-OFF QUESTIONS TO ONSITE IF NEEDED USES VIRTUAL TOURS ON OUR WEBSITE PROSPECT VISITS OUR WEBSITE PROSPECT FINDS PROPERTY OUTSIDE OF WEBSITE www.VerisResidential.com Google, Signage, etc. Next Phase Property Tour INTEGRATES INTO PROPERTY MANAGEMENT SOFTWARE • Immediate Response to Questions & Availability • Books Tours • Starts the Application Process

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 21 Transforming the Resident Experience with AI & Automation Our Vision CHALLENGE Manual processing delays response time to maintenance requests TECHNOLOGY SOLUTION AI assistant responds to maintenance requests within 30 seconds. • Processed 2,500 maintenance requests utilizing AI–about 10% of requests since the portfolio-wide rollout on May 28, 2024. CHALLENGE After-hours support limited by staff availability TECHNOLOGY SOLUTION AI assistant responds to messages after hours, which comprise 42.6% of all resident outreach. • Responded to over 90,000 messages after hours in 2024. CHALLENGE Time-consuming follow-up process for regular resident inquires TECHNOLOGY SOLUTION AI assistant responds to majority of inquiries, escalating those that require employee input. • Saved over 17,000 employee hours in 2024.

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 22 AI & Automation Implementation Across Corporate Functions Our Vision CORPORATE-WIDE • AI-powered meeting assistance to capture notes, action items and transcripts • Document management and collaboration tools that streamline workflow • Automated task management and project tracking MARKETING • AI-assisted content creation and refinement tools • AI-powered asset management tool • Social media management and scheduling platforms I T • Security monitoring and threat detection systems • Automated help desk and ticket management • System integration and data flow automation ACCOUNTING • Automated financial close process • Error reduction through automation • Financial data visibility tools

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 23 Market Overview Market Overview

Individual CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 24 Transaction Capital Flows Market Overview $254 B I L L I O N O F D RY-P O W E R, B U T O N LY 10% F O C U S E D ON CORE/CORE+ OPPORTUNITIES Closed-end funds focused on North America. 4% Core+ 6% Core 18% Debt 34% Value-Add 38% Opportunistic Multifamily Transaction Volumes M U LT I FA M I LY I N V E S T M E N T VO LU M E S R E M A I N WELL BELOW HISTORIC LEVELS Entity 0 20 40 60 80 100 120 140 160 180 $BN 2019 2020 2021 2022 2023 2024 Portfolio Source: Entrata, December 2024

Under Construction Proposed Housing Units per 1,000 People CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 25 Jersey City Market Overview 8-15% POPULATION GROWTH BY 2032 74% 40,000 OF POPULATION ARE RENTERS CLASS A UNITS 317,171 JERSEY CITY POPULATION By 2032, Jersey City could face a housing shortage of 27,000-36,500 units. 27 90 JERSEY CITY NYC METRO OVER THE LAST 12 YEARS, COMPLETIONS IN JERSEY CITY OUT-PACED THE BROADER NYC AREA 3,140 11,386 7,305 6,340 THE WATERFRONT OTHER JERSEY CITY 10,500 UNITS UNDER CONSTRUCTION AND 17,700 UNITS PROPOSED TO BE COMPLETED BY 2032 DURING THAT SAME TIME, VACANCY DECREASED FROM 12% TO 5% 2012 2014 2016 2018 2020 2022 2024 5% 12% Source: CoStar, JLL, Veris Research Market Overview - REGIONAL PLAN ASSOCIATION

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 26 Jersey City Waterfront 19,500 EXISTING TOTAL CLASS A INVENTORY 3.5% CLASS A VACANCY RATE $4,225 AVERAGE CLASS A RENT ~40% HOMEOWNERSHIP PREMIUM1 0.4% PROJECTED ANNUAL POPULATION GROWTH2 0.5% PROJECTED ANNUAL JOB GROWTH2 4.0% PROJECTED ANNUAL GDP GROWTH2 2,743 (14.1%) CLASS A UNITS IN-CONSTRUCTION As of January 2025. Sources: Oxford Economics & CoStar. 1. Analysis based of VRE rent to the average cost of one/two bedroom homes in the area from Apartments.com (taking into account a 20% down payment on purchase, RE taxes, HOA dues and homeowners insurance). 2. Includes all of Metro New York. 2.8% 2024 MARKET RENT GROWTH Jersey City Rental Growth V E R I S H A S C O N S I S T E N T LY O U T P E R F O R M E D THE MARKET SINCE MID-2022 100% 105% 110% 115% 120% 125% 130% 135% 140% 145% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Jersey City Waterfront Rent Portfolio Veris Jersey City Rent 41% GROWTH 13% GROWTH Market Overview

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 27 Manhattan Haus25 Liberty Towers 410 BLVD 425 BLVD 8 Harborside 8 & 9 1 2 4 5 3 475 BLVD Soho Lofts 6 Urby J O I N T-V E N T U R E 7 8 VERIS BUILDINGS D1 55 Hudson (1,017 units) 50 Hudson (924 units) 425 Marin (802 units) VERIS OWNED LAND COMPETITOR IN CONSTRUCTION D2 D3 D2 D1 D3 1 2 3 4 5 6 Manhattan 1 7 2 3 4 5 6 Jersey City, NJ Port Imperial, NJ RiverTrace RiverHouse 11 RiverHouse 9 The Capstone VERIS BUILDINGS VERIS OWNED LAND 1 2 3 4 5 PI North 6 6 PI South 2 Market Overview

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 28 East Boston/Chelsea 17.6% CLASS A VACANCY RATE 1 $2,875 AVERAGE CLASS A RENT 0.4% PROJECTED ANNUAL POPULATION GROWTH2 0.5% PROJECTED ANNUAL JOB GROWTH2 4.0% PROJECTED ANNUAL GDP GROWTH 339 (7.3%) CLASS A IN-CONSTRUCTION As of January 2025. Source: Oxford Economics & CoStar. 1. For year-end, Portside I & II was 5.6% vacant. 2. Includes all of Metro Boston. Veris Massachusetts Properties Market Overview Worcester Boston Malden East Boston The Emery Malden East Boston Portside I Portside II 145 Front Worcester 5.9% VRE RENT GROWTH (FOR PORTSIDE I & II) (2.8%) 2024 MARKET RENT GROWTH

7% of new Veris renters have an average income of over $2.1 million. CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 29 Renters by Choice 66% O F R E N T E R S S AY R E N T I N G F I TS T H E I R C U R R E N T L I F E S T Y L E MORE THAN OWNING A HOME >33% O F R E N T E R S S AY B E I N G A R E N T E R G I V E S T H E M M O R E CAREER OPPORTUNITIES 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2019 2020 2021 2022 2023 2024 SINCE 2019, VERIS MOVE-INS WITH INCOMES ABOVE $1M HAVE TRIPLED Rent-to-Income 7-Figure Salary Move-In 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% Rent-to-Income Ratio Share of 7-Figure Move-Ins Market Overview Source: Entrata, December 2024. Company statistics

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 30 Corporate Responsibility Corporate Responsibility

Corporate Responsibility

COMMUNITY-ORIENTED

- 100% of managed portfolio WELL Equity Rated – *1st company globally to achieve portfolio wide*
- 100% of managed portfolio WELL Health-Safety Rated
- Pledge 1% member

PLANET-CONSCIOUS

- 66% reduction in Scope 1 & 2 emissions
- 22% reduction in Scope 3 emissions
- 28% reduction in energy consumption
- 79% of properties Green Certified
- 65% of properties have EV chargers
- 90% of properties have a Walk Score of 70+

SUSTAINABILITY & WELLNESS

- Veris Farms, hydroponic farming, at select communities
- 30 urban beehives
- Health-focused spaces like gyms, saunas and green spaces
- 100% ENERGY STAR® appliances
- Ecobee smart thermostats, saving residents 26% on energy bills

GOVERNANCE

- 100% of leases with a Sustainability Addendum
- Highly independent Board of Directors
- Strong ethics and compliance program
- Ethics hotline


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V. CORPORATE PRESENTATION, FEBRUARY 24, 2025
Corporate Responsibility | 31

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 32 Our Values EXCELLENCE ALWAYS FORWARD-THINKING Our properties are part of wider communities, and we recognize our responsibility to those around us. By putting our residents and employees first, we ensure exceptional living and working experiences that create long-term value. We pioneer innovative solutions that transform residential living and create resilient communities. Life in a Veris Residential community promises excellence at every turn. Our tailor-made programs assure consistent, best-in-class service from move-in to move-out. PEOPLE FIRST COMMUNITY IMPACT Corporate Responsibility

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 33 Ancillary Information Ancillary Information

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 34 Our Evolution 2024 39% 45% 53% 56% 64% 68% 75% 84% 86% 99% 99% 99% 100% Named new CEO and COO Announced strategic shift to pure-play multifamily Repaid $575M of corporate bonds Rebranded to Veris Residential Reinstated dividend Negotiated early redemption of Rockpoint preferred interest Transformed remaining C-Suite leadership $831M of non-strategic sales (5 land parcels, 2 offices and 1 hotel) Acquired The James $660M of non-strategic sales (3 land parcels, 5 offices and 2 hotels) $223M of non-strategic sales, including our last office asset Launched $500M corporate facility and refinanced $526M of mortgages $731M of suburban office sales across 20 properties Launched Haus25 Three years of sector-leading operational performance O U R R A P I D T R A N S F O R M AT I O N TO A M U LT I FA M I LY R E I T 2021 2022 2023 Ancillary Information

$2.6B OF TRANSACTIONS CLOSED 55 A S S E TS SOLD Sales Since June 30, 2020 33 OFFICE BUILDINGS 3 HOTELS 17 LAND PARCELS 1 RETAIL PROPERTY 1 M U LT I FA M I LY PROPERTY Assets Sold Include CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 35 THE HYATT JERSEY CITY HARBORSIDE 1, 2 & 3 JERSEY CITY HARBORSIDE 5 & 6 JERSEY CITY THE METROPOLITAN LOFTS Transaction Track Record H I G H LY A CT I V E D E S P I T E C H A L L E N G I N G TRANSACTION MARKETS 101 HUDSON JERSEY CITY Ancillary Information

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 36 Peer-Leading Performance Results FOCUSED ON OVERALL EXCELLENCE Number of Properties 22 287 173 262 312 299 193 29 Number of Units 7,621 93,518 59,996 62,157 84,249 102,079 59,747 9,374 Same Store NOI Growth YTD YOY 6.9% 2.3% 1.2% 1.7% 1.6% (2.1%) 2.1% 1.4% NOI Margin (YTD)1 66.8% 68.9% 64.4% 70.1% 68.3% 63.4% 69.0% 63.3% Blended Net Rental Growth Rate 0.5% 1.1% (1.1%) 1.6% 1.0% (2.0)% (0.5%) 1.3% Same Store Average Monthly Rent per Home $4,033 $3,040 $1,999 $2,676 $3,135 $1,684 $2,596 $1,920 Average Asset Age2 9 17 14 29 23 20 23 40 Capex Reserve per Home2 $1,750 $2,300 $3,000 $3,400 $2,900 $2,600 $3,100 $3,250 ORA Ranking3 86.69 78.21 77.34 60.37 72.17 76.04 54.90 66.03 Note: Veris Residential properties as of December 31, 2024. Peer comparable data as of 4Q 2024 reporting. 1. Same Store NOI growth for the three months ended December 31 was 66.5% for VRE. 2. Information based on Green Street as of January 31, 2025. 3. ORA® Rankings as published by J Turner as of January 2025. Ancillary Information

Q4 2024 Components of Net Asset Value

AS OF FEBRUARY 21, 2025

$ in Thousands

REAL ESTATE PORTFOLIO		
Operating Multifamily NOI[1]	Total	At Share
New Jersey Waterfront	169,888	145,446
Massachusetts	26,100	26,100
Other	31,832	24,132
Total Multifamily NOI	**227,820**	**195,677**
Commercial NOI[2]	1,980	1,159
Add Back: Non-Recurring NOI Impact[3]	1,368	1,368
Total NOI	**231,168**	**198,205**

Non-Strategic Assets	
Estimated Value of Remaining Land	134,819
Estimated Value of Land Under Binding Contract for Sale	45,250
Total Non-Strategic Asset Value[5]	**180,069**

OTHER ASSETS	TOTAL
Cash and Cash Equivalents[4]	$6,493
Restricted Cash	17,059
Other Assets	52,104
Subtotal Other Assets	**$75,656**

LIABILITIES AND OTHER CONSIDERATIONS	
Operating - Consolidated Debt at Share	$1,261,196
Operating - Unconsolidated Debt at Share	293,450
Other Liabilities	68,051
Revolving Credit Facility[6]	145,000
Term Loan	200,000
Preferred Units	9,294
Subtotal Liabilities and Other Considerations	**$1,976,991**

OUTSTANDING SHARES[7]	
Fully Diluted Shares for 4Q 2024 (in 000s)	102,587

The pages referenced below are available in the Q4 2024 Supplemental.

1. See Multifamily Operating Portfolio page for more details. The Real Estate Portfolio table is reflective of the quarterly NOI annualized.
2. See Commercial Assets and Developable Land page for more details.
3. In the fourth quarter, the Company had lower-than-normal NOI value, driven primarily by two non-recurring costs.
4. Reflects the cash balance on February 21, 2025. Cash balance at quarter end was $7.3 million.
5. The land values reflect VRE's share of value. 65 Livingston was removed from the total after closing on January 24, 2025. Land under binding contract reflects Wall Land, 1 Water and the value VRE expects to receive upon completion of the sale. For more details on unit change see Commercial Assets and Developable Land page.
6. Revolver balance on 12/31 was $152 million. Subsequent to the sale of 65 Livingston, the Company repaid $7 million of the Revolver, bringing the balance to $145 million. See Debt Summary and Maturity Schedule page for more details.
7. Outstanding shares for the quarter ended December 31, 2024, is comprised of the following (in 000s): 92,934 weighted average common shares outstanding, 8,677 weighted average Operating Partnership common and vested LTIP units outstanding, and 976 shares representing the dilutive effect of stock-based compensation awards.

V. CORPORATE PRESENTATION, FEBRUARY 24, 2025

Ancillary Information | 37

CORPORATE PRESENTATION, FEBRUARY 24, 2025 Ancillary Information | 38 $57 Continued Balance Sheet Optimization Debt Strategy: • Maximizing operational flexibility • Actively managing debt maturity profile • Reducing leverage over time • Diversifying lender base and composition of debt Debt Maturity Schedule AS OF DECEMBER 31, 2024 Consolidated Maturities Unused Revolver Capacity Revolver $63 $473 $316 $343 $148 $155 2025 2026 2027 2028 2029 BEYOND Term Loan $18 DE-LEVERING, DE-RISKING AND MAXIMIZING FLEXIBILITY The Revolver and Term Loan maturities displayed assume the Company utilizes its one-year extension options on top of the three-year tenor. 100% of the Company’s total pro forma debt portfolio (consolidated and unconsolidated) is fixed or hedged. The Company’s total debt portfolio has a weighted average interest rate of 4.95% and a weighted average maturity of 3.1 years. $131 $152 $200 $71 Unconsolidated Maturities

Revenues Q4 2024 Total Q3 2024 Total Net Income (14,023) (10,907) Deduct: Management fees (751) (794) Loss (income) from discontinued operations 1,015 (206) Realized gains (losses) and unrealized gains (losses) on disposition of rental property and impairments, net (1,899) - Interest and other investment income (111) (181) Equity in (earnings) losses of unconsolidated joint ventures (1,015) 268 (Gain) Loss from extinguishment of debt, net - (8) Gain on sale of unconsolidated joint venture interests 154 - Other income, net 396 310 Add: Property management 3,877 3,762 General and administrative 10,040 8,956 Transaction related costs 159 - Depreciation and amortization 21,182 21,159 Interest expense 23,293 21,507 Provision for income taxes 2 39 Land impairments and other impairments, net - 2,619 Net Operating Income (NOI) 42,319 46,524 Summary of Consolidated Multifamily NOI by Type (unaudited) Q4 2024 QTD Q3 2024 QTD Total Consolidated Multifamily - Operating Portfolio (supplemental) 41,612 43,477 Total Consolidated Commercial (supplemental) 495 927 Total NOI from Consolidated Properties 42,107 44,404 NOI (loss) from services, land/development/repurposing & other assets 398 427 Total Consolidated Multifamily NOI 42,505 44,831 CORPORATE PRESENTATION, FEBRUARY 24, 2025 Ancillary Information | 39 DEFINITION OF NET OPERATING INCOME (NOI): NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed. Information About Net Operating Income (NOI) RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME (NOI)

FFO and Core FFO

	TWELVE MONTHS ENDED DECEMBER 31,	
	2024	2023
Net loss available to common shareholders	**($23,120)**	**($107,265)**
Add/(Deduct):		
Noncontrolling interests in Operating Partnership	(2,531)	(11,174)
Noncontrolling interests in discontinued operations	371	779
Real estate-related depreciation and amortization on continuing operations[1]	92,164	95,695
Real estate-related depreciation and amortization on discontinued operations	635	12,689
Property impairments on discontinued operations	-	32,516
Continuing operations: (Gain) loss on sale from unconsolidated joint ventures	(6,946)	-
Continuing operations: Realized (gains) losses and unrealized (gains) losses on disposition of rental property, net	-	-
Discontinued operations: Realized (gains) losses and unrealized (gains) losses on disposition of rental property, net	(1,548)	(2,411)
FFO[2]	**$59,025**	**$20,829**
Add/(Deduct):		
(Gain) loss from extinguishment of debt, net	777	5,618
Land and other impairments	2,619	9,324
(Gain) loss on disposition of developable land	(13,414)	(46,339)
Rebranding and Severance/Compensation related costs (G&A)[3]	2,111	7,987
Rebranding and Severance/Compensation related costs (Property Management)[4]	3,156	1,128
Severance/Compensation related costs (Operating Expenses)	-	649
Rockpoint buyout premium	-	34,775
Redemption value adjustments to mandatorily redeemable noncontrolling interests	-	7,641
Amortization of derivative premium[5]	4,554	4,654
Derivative mark to market adjustment	202	-
Transaction related costs	1,984	7,627
Core FFO	**$61,014**	**$53,893**

1. Includes the Company's share from unconsolidated joint ventures and adjustments for noncontrolling interest of $2.6 million and $2.6 million for the three months ended December 31, 2024 and 2023, respectively, and $10.2 million and $10.3 million for the twelve months ended December 31, 2024 and 2023, respectively. Excludes non-real estate-related depreciation and amortization of $0.2 million and $0.2 million for the three months ended December 31, 2024 and 2023, respectively, and $0.8 million and $1.0 million for the twelve months ended December 31, 2024 and 2023, respectively.
2. Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (Nareit). See Non-GAAP Financial Definitions for information about FFO, Core FFO, AFFO, NOI & Adjusted EBITDA.
3. Accounting for the impact of Severance/Compensation related costs, General and Administrative expense was $10.0 million and $9.9 million for the three months ended December 31, 2024 and 2023, respectively, and $37.0 million and $36.5 million for the twelve months ended December 31, 2024 and 2023, respectively.
4. Accounting for the impact of Severance/Compensation related costs, Property Management expense was $3.1 million and $3.5 million for the three months ended December 31, 2024 and 2023, respectively, and $14.1 million and $13.1 million for the twelve months ended December 31, 2024 and 2023, respectively.
5. Includes the Company's share from unconsolidated joint ventures of $20,000 and $92,000 for the three months and twelve months ended December 31, 2024, respectively.

V. CORPORATE PRESENTATION, FEBRUARY 24, 2025

Ancillary Information | 40

CORPORATE PRESENTATION, FEBRUARY 24, 2025 Ancillary Information | 41 2024 2023 Core FFO calculated on previous page $61,014 $53,893 Deduct: Equity in (earnings) loss of unconsolidated joint ventures (4,196) (3,102) Equity in earnings share of depreciation and amortization (10,154) (10,337) Add: Interest expense 87,977 90,177 Amortization of derivative premium (4,554) (4,654) Derivative mark to market adjustment (202) - Recurring joint venture distributions 11,893 11,700 Noncontrolling interests in consolidated joint ventures (1,924) (2,319) Interest cost for mandatorily redeemable noncontrolling interests - 7,366 Redeemable noncontrolling interests 540 7,618 Income tax expense 300 492 Adjusted EBITDA $140,694 $150,834 Adjusted EBITDA TWELVE MONTHS ENDED DECEMBER 31,

The Veris Residential Team

A PROVEN TRACK RECORD OF VALUE CREATION

Executive Team


Mahbod Nia
Chief Executive Officer


Taryn Fielder
General Counsel & Secretary


Amanda Lombard
Chief Financial Officer


Anna Malhari
Chief Operating Officer


Jeff Turkanis
Chief Investment Officer

Dept. Heads


Carmen DeGuida
SVP, CIO/CISO
Information Technology


Lori Milo
Senior Vice President
Human Resources


Heather Gamble
Senior Vice President
Chief Accounting Officer


Nicole Jones
Senior Vice President
Marketing & Comms


Karen Cusmano
Senior Vice President
Sustainability & ESG


Jay Minchilli
Senior Vice President
Operations & Asset Mgmt


PJ Lefort
Senior Vice President
Operations


Javairia Waseem
Vice President
Tax

V. CORPORATE PRESENTATION, FEBRUARY 24, 2025
Ancillary Information | 42

CORPORATE PRESENTATION, FEBRUARY 24, 2025 Ancillary Information | 43 Property Directory 145 FRONT AT CITY SQUARE 145 Front Street Worcester, MA 01608 BLVD 401 401 Washington Blvd. Jersey City, NJ 07310 BLVD 425 425 Washington Blvd. Jersey City, NJ 07310 BLVD 475 475 Washington Blvd. Jersey City, NJ 07310 THE CAPSTONE AT PORT IMPERIAL 17 Avenue at Port Imperial West New York, NJ 07093 THE EMERY AT OVERLOOK RIDGE 21 Quarry Lane Malden, MA 02148 HAUS25 25 Christopher Columbus Drive Jersey City, NJ 07302 LIBERTY TOWERS 33 Hudson Street Jersey City, NJ 07302 THE JAMES 87 Madison Avenue Park Ridge, NJ 07656 METROPOLITAN AT 40 PARK 40 Market Street Morristown, NJ 07960 PORTSIDE AT EAST PIER 40 East Pier Drive East Boston, MA 02128 PORTSIDE II AT EAST PIER 40 East Pier Drive East Boston, MA 02128 QUARRY PLACE AT TUCKAHOE 64 Midland Place Tuckahoe, NY 10707 RIVERHOUSE 9 900 Avenue at Port Imperial Weehawken, NJ 07086 RIVERHOUSE 11 1100 Avenue at Port Imperial Weehawken, NJ 07086 RIVERTRACE AT PORT IMPERIAL 11 Ave. at Port Imperial West New York, NJ 07093 SIGNATURE PLACE 250 Johnson Road Morris Plains, NJ 07950 SOHO LOFTS 273 16th Street Jersey City, NJ 07310 STATION HOUSE 701 2nd St NE Washington, DC 20002 THE UPTON AT SHORT HILLS 1 Fineran Way Short Hills, NJ 07078 URBY JERSEY HARRISON 200 Angelo Cifelli Drive Harrison, NJ 07029 URBY JERSEY CITY 200 Greene Street Jersey City, NJ 07310

CORPORATE PRESENTATION, FEBRUARY 24, 2025 | 44 Definitions AV E R A G E E F F E CT I V E M O N T H LY R E N T P E R H O M E represents the average effective rent (net of concessions) for in-place leases and the market rent for vacant homes. CORE FFO AND ADJUSTED FFO (“AFFO”) Core FFO is defined as FFO, as adjusted for certain items to facilitate comparative measurement of the Company’s performance over time. Core FFO is presented solely as supplemental disclosure that the Company’s management believes provides useful information to investors and analysts of its results, after adjusting for certain items to facilitate comparability of its performance from period to period. Core FFO is a non-GAAP financial measures that is not intended to represent cash flow and is not indicative of cash flows provided by operating activities as determined in accordance with GAAP. As there is not a generally accepted definition established for Core FFO, the Company’s Core FFO may not be comparable to the Core FFO reported by other REITs. A reconciliation of net income per share to Core FFO and Adjusted FFO in dollars and per share are included in the financial tables accompanying our quarterly and annual filings. BLENDED NET RENTAL GROWTH RATE combines new lease and renewal lease growth rates. New lease growth rate refers to the difference in rent a new occupant of a unit is paying compared to the rent the unit’s previous occupant was paying on a net effective basis. Renewal lease growth rate refers to the increase or decrease in monthly rent in a renewed lease compared to the previous lease on a net effective basis. NET DEBT/EBITDA The Company defines Adjusted EBITDA as Core FFO, plus interest expense, plus income tax expense, plus income (loss) in noncontrolling interest in consolidated joint ventures and plus adjustments to reflect the entity’s share of Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP) or as a measure of the Company’s liquidity. NET OPERATING INCOME (NOI) represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to non-controlling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed. ORA™ score is an aggregate compilation of a property’s ratings across various review sites. Each month, J Turner Research monitors the online ratings of properties nationwide. Using a statistical model, a single score based on a scale of 0 to 100 is assigned to each property. SAME STORE includes properties that were owned for the entirety of the years being compared and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared. Ancillary Information

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